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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2000, except for Note 1, for which the date is March 27, 2000, relating to the financial statements of Telocity Delaware, Inc., which appears on page F-2 of Telocity Delaware Inc.'s Registration Statement on Form S-1 (No. 333-94271).

/s/ PricewaterhouseCoopers LLP

San Jose, California
June 14, 2000